March 1, 2010

THE DREYFUS/LAUREL FUNDS, INC.
-DREYFUS SMALL CAP FUND

Supplement to Prospectus
dated March 1, 2010

     Effective on or about April 30, 2010, the following information supersedes and replaces the first through third sentences of the first paragraph in the section of the fund’s Prospectus entitled “Principal Investment Strategy” and the third through fifth sentences of the first paragraph in the section of the fund’s Prospectus entitled “Goal and Approach”:

     To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase. As of December 31, 2009, the market capitalization range of companies in the Russell 2000 Index was between $13 million and $5 billion. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time.

March 1, 2010

The Dreyfus/Laurel Funds, Inc.
-Dreyfus Small Cap Fund

Supplement to Statement of Additional Information (the “SAI”)
dated March 1, 2010

Effective on or about April 30, 2010, the following information supersedes and replaces the second and third sentences of the first paragraph in the section of the Fund’s SAI entitled “Description of the Company and Funds-Investment Restrictions--Nonfundamental”:

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other instruments with similar economic characteristics) of small-cap companies.